------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               NOVEMBER 8, 2002

                                MAIL-WELL, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)

        1-12551                                        84-1250533
(Commission File Number)                  (IRS Employer Identification Number)

                 8310 S. VALLEY HWY. #400, ENGLEWOOD, CO 80112
              (Address of principal executive offices) (Zip Code)

                                 303-790-8023
             (Registrant's telephone number, including area code)


------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.


Please see the transcript of the company's investor conference call held November 4, 2002, and the company's press release dated November 4, 2002, attached hereto as Exhibits 99.1 and 99.2, respectively.

In the investor conference call, the company inadvertently indicated the existence of a definitive agreement with respect to the sale of its digital prepress operation. The company is in negotiations for that sale, but is not under a definitive agreement.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                             Mail-Well, Inc.
                                             ---------------
                                                (Registrant)


                                             By: /s/ Michel P. Salbaing
                                                 ---------------------------
                                                 Michel P. Salbaing
                                                 Sr. Vice President and CFO
Date: November 8, 2002